EXHIBIT 99.1
Pega Delivers Best Quarter of the Year in Q3 2022
•Annual contract value (ACV) grows 16 percent in constant currency year over year
•Pega Cloud ACV grows 39 percent in constant currency year over year
•Total backlog grows 11 percent (18 percent in constant currency) year over year

CAMBRIDGE, Mass. — October 26, 2022 — Pegasystems Inc. (NASDAQ: PEGA), the low-code platform provider that builds agility into the world's leading organizations, released its financial results for the third quarter of 2022.
“Q3 2022 was by far the best quarter of the year for Pega,” said Alan Trefler, founder and CEO, Pegasystems. “We’ve prioritized our go to market efforts to promote profitable growth. The focus we’re driving is being embraced by the organization, and we’re excited about the results we’re seeing.”
"We are excited to see growth acceleration in key performance metrics despite significant foreign exchange headwinds,” said Ken Stillwell, COO and CFO, Pegasystems. “We also continue to make progress on improving operational discipline and driving profitable growth to achieve the Rule of 40 as we exit 2024.”
Financial and performance metrics (1)

(Dollars in thousands, except per share amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	Change	2022	2021	Change
Total revenue	$270,731	$256,268	6%	$921,375	$895,469	3%
Net (loss) - GAAP	$(93,520)	$(56,468)	(66)%	$(380,195)	$(25,794)	(1374)%
Net (loss) income - non-GAAP	$(27,498)	$(29,671)	7%	$(8,730)	$15,761	*
Diluted (loss) per share - GAAP	$(1.14)	$(0.69)	(65)%	$(4.65)	$(0.32)	(1353)%
Diluted (loss) earnings per share - non-GAAP	$(0.34)	$(0.36)	6%	$(0.11)	$0.18	*
* not meaningful

(Dollars in thousands)	Three Months Ended September 30,				Change		Nine Months Ended September 30,				Change
	2022		2021				2022		2021
Pega Cloud	$97,359	36%	$78,369	31%	$18,990	24%	$281,182	31%	$219,520	25%	$61,662	28%
Maintenance	77,526	29%	83,188	32%	(5,662)	(7)%	235,568	25%	237,531	26%	(1,963)	(1)%
Subscription services	174,885	65%	161,557	63%	13,328	8%	516,750	56%	457,051	51%	59,699	13%
Subscription license	31,112	11%	35,421	14%	(4,309)	(12)%	210,245	23%	251,226	28%	(40,981)	(16)%
Subscription	205,997	76%	196,978	77%	9,019	5%	726,995	79%	708,277	79%	18,718	3%
Perpetual license	9,223	3%	2,874	1%	6,349	221%	18,929	2%	20,922	2%	(1,993)	(10)%
Consulting	55,511	21%	56,416	22%	(905)	(2)%	175,451	19%	166,270	19%	9,181	6%
	$270,731	100%	$256,268	100%	$14,463	6%	$921,375	100%	$895,469	100%	$25,906	3%

(1) See the Schedules at the end of this release for additional information, including a reconciliation of our non-GAAP and GAAP measures.

EXHIBIT 99.1
(continued)

ACV Growth
10% (16% Constant Currency)
Since September 30, 2021

$1,150M
$1,100M
$1,050M
$1,000M
$950M
$900M
$948M
$1,008M
$5
$1,003
$1,042M
$8
$1,034
$1,060M
$32
$1,028
$1,098M
$58
$1,040
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
ACV
Impact of changes in foreign exchange rates

Backlog Growth
11% (18% Constant Currency)
Since September 30, 2021
$1,300M
$1,200M
$1,100M
$1,000M
$900M
$800M
$1,034M
$1,222M
$74
$1,148
Q3 2021
Q3 2022
Backlog
Impact of changes in foreign exchange rates

Note: Constant currency measures are calculated by applying foreign exchange rates for the earliest period shown to all periods. The above constant currency measures reflect foreign exchange rates applicable as of Q3 2021.

EXHIBIT 99.1
(continued)
Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EDT on Wednesday, October 26, 2022. Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-888-256-1007 (domestic), 1-323-701-0225 (international), or via webcast (https://viavid.webcasts.com/starthere.jsp?ei=1574684&tp_key=adfbdc0fb8) by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.
Discussion of non-GAAP financial measures
We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to or a substitute for financial measures prepared under U.S. GAAP.
Reconciliations of our non-GAAP and GAAP measures are at the end of this release.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•management of our transition to a more subscription-based business model;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•global economic and political conditions and uncertainty, including continued impacts from the ongoing COVID-19 pandemic and the war in Ukraine;
•reliance on third-party service providers, including hosting providers;
•compliance with our debt obligations and covenants;
•the potential impact of our convertible senior notes and Capped Call Transactions;
•foreign currency exchange rates;
•the potential legal and financial liabilities and damage to our reputation due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2021, Part II of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”).
Except as required by applicable law, we do not undertake and expressly disclaim any obligation to update or revise these forward-looking statements publicly, whether due to new information, future events, or otherwise.
The forward-looking statements in this press release represent our views as of October 26, 2022.

EXHIBIT 99.1
(continued)
About Pegasystems
Pega provides a powerful low-code platform that builds agility into the world’s leading organizations so they can adapt to change. Clients use our AI-powered decisioning and workflow automation to solve their most pressing business challenges – from personalizing engagement to automating service to streamlining operations. Since 1983, we’ve built our scalable and flexible architecture to help enterprises meet today’s customer demands while continuously transforming for tomorrow. For more information on Pegasystems (NASDAQ: PEGA), visit www.pega.com
Press contact:
Lisa Pintchman
VP, Corporate Communications
lisapintchman.rogers@pega.com
617-866-6022
Twitter: @pega
Investor contact:
Peter Welburn
VP, Corporate Development & Investor Relations
PegaInvestorRelations@pega.com
617-498-8968
All trademarks are the property of their respective owners.

EXHIBIT 99.1
(continued)

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue
Subscription services	$174,885	$161,557	$516,750	$457,051
Subscription license	31,112	35,421	210,245	251,226
Perpetual license	9,223	2,874	18,929	20,922
Consulting	55,511	56,416	175,451	166,270
Total revenue	270,731	256,268	921,375	895,469
Cost of revenue
Subscription services	34,541	30,817	103,104	88,206
Subscription license	628	606	1,923	1,811
Perpetual license	103	50	173	151
Consulting	57,778	52,749	171,162	161,032
Total cost of revenue	93,050	84,222	276,362	251,200
Gross profit	177,681	172,046	645,013	644,269
Operating expenses
Selling and marketing	153,517	152,479	472,951	457,641
Research and development	75,342	64,728	221,173	191,565
General and administrative	26,043	20,176	94,530	57,607
Total operating expenses	254,902	237,383	788,654	706,813
(Loss) from operations	(77,221)	(65,337)	(143,641)	(62,544)
Foreign currency transaction gain (loss)	3,826	518	8,415	(4,983)
Interest income	520	166	1,036	555
Interest expense	(1,992)	(1,908)	(5,882)	(5,747)
(Loss) on capped call transactions	(6,876)	(14,735)	(56,381)	(7,543)
Other (loss) income, net	(29)	2	6,497	108
(Loss) before provision for (benefit from) income taxes	(81,772)	(81,294)	(189,956)	(80,154)
Provision for (benefit from) income taxes	11,748	(24,826)	190,239	(54,360)
Net (loss)	$(93,520)	$(56,468)	$(380,195)	$(25,794)
(Loss) per share
Basic	$(1.14)	$(0.69)	$(4.65)	$(0.32)
Diluted	$(1.14)	$(0.69)	$(4.65)	$(0.32)
Weighted-average number of common shares outstanding
Basic	81,996	81,526	81,842	81,284
Diluted	81,996	81,526	81,842	81,284

EXHIBIT 99.1
(continued)
PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES

(in thousands, except percentages and per share amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	Change	2022	2021	Change
Net (loss) - GAAP	$(93,520)	$(56,468)	(66)%	$(380,195)	$(25,794)	(1,374)%
Stock-based compensation (1)	33,774	28,695		93,301	89,483
Capped call transactions	6,876	14,735		56,381	7,543
Litigation	4,470	4,087		32,420	8,416
Convertible senior notes	724	677		2,163	2,025
Headquarters lease	—	(5,428)		—	(15,111)
Amortization of intangible assets	1,048	1,002		3,045	3,006
Foreign currency transaction (gain) loss	(3,826)	(518)		(8,415)	4,983
Other	3,452	3		(131)	15
Income tax effects (2)	19,504	(16,456)		192,701	(58,805)
Net (loss) income - non-GAAP	$(27,498)	$(29,671)	7%	$(8,730)	$15,761	*

Diluted (loss) per share - GAAP	$(1.14)	$(0.69)	(65)%	$(4.65)	$(0.32)	(1,353)%
non-GAAP adjustments	0.80	0.33		4.54	0.50
Diluted (loss) earnings per share - non-GAAP	$(0.34)	$(0.36)	6%	$(0.11)	$0.18	*

Diluted weighted-average number of common shares outstanding - GAAP	81,996	81,526	1%	81,842	81,284	1%
non-GAAP Adjustments	—	—		—	4,718
Diluted weighted-average number of common shares outstanding - non-GAAP	81,996	81,526	1%	81,842	86,002	(5)%
* not meaningful
Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance excluding stock-based compensation.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance. In addition, we reflect the effect of the capped call transactions on the weighted-average number of common shares outstanding in our non-GAAP financial measures as we believe it provides investors with useful information when evaluating our financial performance on a per-share basis.
•Litigation: Includes legal fees and related expenses arising from proceedings outside of the ordinary course of business. We believe excluding these expenses from our non-GAAP financial measures is useful to investors as the disputes giving rise to them are not representative of our core business operations and ongoing operating performance.
•Convertible senior notes: In February 2020, we issued convertible senior notes with an aggregate principal amount of $600 million, due March 1, 2025, in a private placement. We believe excluding the amortization of debt discounts and issuance costs provides a useful comparison of our operational performance in different periods.
•Headquarters lease: In February 2021, we agreed to accelerate our exit from our then Cambridge, Massachusetts headquarters to October 1, 2021, in exchange for a one-time payment from our landlord of $18 million, which was received in October 2021. We believe excluding the impact from our non-GAAP financial measures is useful to investors as the modified lease, including the $18 million payment, is not representative of our core business operations and ongoing operating performance.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods.
•Foreign currency transaction (gain) loss: We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods.

EXHIBIT 99.1
(continued)
•Other: We have excluded gains and losses from our venture investments, capital advisory expenses, expenses incurred due to the cancellation of in-person sales and marketing events. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance.
(1) Stock-based compensation:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Cost of revenue	$6,797	$5,114	$19,754	$16,889
Selling and marketing	12,933	13,376	36,524	41,844
Research and development	7,724	6,231	22,425	19,343
General and administrative	6,320	3,974	14,598	11,407
	$33,774	$28,695	$93,301	$89,483
Income tax benefit	$(600)	$(5,845)	$(1,505)	$(18,028)
(2) Effective income tax rates:

	Nine Months Ended September 30,
	2022	2021
GAAP	100%	(68)%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including excess tax benefits generated by our stock-based compensation plans, gains and losses on our capped call transactions, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including our historical and forecasted earnings by jurisdiction, discrete items, and our ability to realize tax assets. Under GAAP we recorded a valuation allowance on our deferred tax assets of $192 million in the three months ended June 30, 2022. See "Note 12. Income Taxes" in Part I, Item 1 of our Quarterly Report on Form 10-Q for the three months ended September 30, 2022 for additional information. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan's effective income tax rate as established at the beginning of each year, given tax rate volatility.

EXHIBIT 99.1
(continued)
PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$107,626	$159,965
Marketable securities	168,085	202,814
Total cash, cash equivalents, and marketable securities	275,711	362,779
Accounts receivable	139,670	182,717
Unbilled receivables	182,403	226,714
Other current assets	62,457	68,008
Total current assets	660,241	840,218
Unbilled receivables	108,285	129,789
Goodwill	81,201	81,923
Other long-term assets	316,731	541,601
Total assets	$1,166,458	$1,593,531
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$13,562	$15,281
Accrued expenses	61,012	63,890
Accrued compensation and related expenses	85,999	120,946
Deferred revenue	245,146	275,844
Other current liabilities	8,253	9,443
Total current liabilities	413,972	485,404
Convertible senior notes, net	592,884	590,722
Operating lease liabilities	82,705	87,818
Other long-term liabilities	11,936	13,499
Total liabilities	1,101,497	1,177,443
Total stockholders’ equity	64,961	416,088
Total liabilities and stockholders’ equity	$1,166,458	$1,593,531

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Net (loss)	$(380,195)	$(25,794)
Adjustments to reconcile net (loss) to cash (used in) operating activities
Non-cash items	372,684	118,309
Change in operating assets and liabilities, net	(5,935)	(97,836)
Cash (used in) operating activities	(13,446)	(5,321)
Cash provided by investing activities	10,104	42,730
Cash (used in) financing activities	(43,484)	(91,431)
Effect of exchange rate changes on cash and cash equivalents	(5,513)	(1,466)
Net (decrease) in cash and cash equivalents	(52,339)	(55,488)
Cash and cash equivalents, beginning of period	159,965	171,899
Cash and cash equivalents, end of period	$107,626	$116,411

EXHIBIT 99.1
(continued)
PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for subscription license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our subscription transition.

	September 30, 2022	September 30, 2021	Change
Pega Cloud	$416,030	$320,653	$95,377	30%
Maintenance	310,104	332,752	(22,648)	(7)%
Subscription services	726,134	653,405	72,729	11%
Subscription license	314,110	294,320	19,790	7%
	$1,040,244	$947,725	$92,519	10%
PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of September 30, 2022:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$191,045	$328,111	$69,753	$814	$27,968	$617,691	53%
1-2 years	55,141	213,304	4,113	4,505	6,699	283,762	25%
2-3 years	24,496	115,416	1,420	2,252	1,648	145,232	13%
Greater than 3 years	16,198	82,807	1,734	—	508	101,247	9%
	$286,880	$739,638	$77,020	$7,571	$36,823	$1,147,932	100%
% of Total	25%	64%	7%	1%	3%	100%
Change since September 30, 2021
	$(40,816)	$168,177	$10,218	$(15,400)	$(8,273)	$113,906
	(12)%	29%	15%	(67)%	(18)%	11%
As of September 30, 2021:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$196,667	$284,359	$49,265	$15,686	$31,673	$577,650	56%
1-2 years	59,360	177,214	16,872	1,064	6,561	261,071	25%
2-3 years	37,734	79,775	420	4,094	5,165	127,188	12%
Greater than 3 years	33,935	30,113	245	2,127	1,697	68,117	7%
	$327,696	$571,461	$66,802	$22,971	$45,096	$1,034,026	100%
% of Total	33%	55%	6%	2%	4%	100%

RECONCILIATION OF GAAP BACKLOG AND CONSTANT CURRENCY BACKLOG

(in millions, except percentages )	Q3 2022	1 Year Growth Rate
Backlog - GAAP	$1,148	11%
Impact of changes in foreign exchange rates	74	7%
Backlog - Constant Currency	$1,222	18%
Note: Constant currency Backlog is calculated by applying foreign exchange rates for the earliest period shown to all periods. The above constant currency measures reflect foreign exchange rates applicable as of Q3 2021.